Exhibit 99.2
INVESTOR FINANCIAL SUPPLEMENT
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
4th Quarter and Year Ended December 31, 2010
This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Investor Contact:
Keith Lennox
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 31 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		YEAR ENDED		Previous		Previous
		DECEMBER 31,		DECEMBER 31,		Quarter		Year to Date
		2010	2009	2010	2009	Change		Change
HIGHLIGHTS	Gross premiums written	$381,942	$322,129	$1,758,397	$1,696,345	18.6%		3.7%
	Net premiums written	287,199	233,694	1,392,455	1,321,125	22.9%		5.4%
	Net premiums earned	342,804	330,481	1,359,548	1,316,892	3.7%		3.2%
	Net investment income	50,168	73,252	244,143	300,675	(31.5%)		(18.8%)
	Net income	92,786	161,255	665,005	606,887	(42.5%)		9.6%
	Operating income	97,288	131,920	397,831	537,726	(26.3%)		(26.0%)
	Total investments and cash & cash equivalents	8,036,922	7,536,014	8,036,922	7,536,014	6.6%		6.6%
	Total assets	10,239,223	9,597,483	10,239,223	9,597,483	6.7%		6.7%
	Total shareholders’ equity	3,075,820	3,213,295	3,075,820	3,213,295	(4.3%)		(4.3%)
	Cash flows from operating activities	32,073	100,990	451,264	668,189	(68.2%)		(32.5%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$2.30	$3.25	$14.30	$12.26	(29.2%)		16.6%
	Operating income	$2.41	$2.66	$8.56	$10.86	(9.4%)		(21.2%)
	Diluted earnings per share
	Net income	$2.13	$3.05	$13.32	$11.67	(30.2%)		14.1%
	Operating income	$2.24	$2.49	$7.97	$10.34	(10.0%)		(22.9%)
	Weighted average common shares outstanding
	Basic	40,291,620	49,662,575	46,491,279	49,503,438
	Diluted	43,501,068	52,880,733	49,913,317	51,992,674
	Book value per share	$80.75	$64.61	$80.75	$64.61	25.0%		25.0%
	Diluted book value per share	$74.29	$59.56	$74.29	$59.56	24.7%		24.7%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	11.9%	21.7%	21.9%	22.6%	(9.8)	pts	(0.7)	pts
	Annualized ROAE, operating income	12.5%	17.7%	13.1%	20.0%	(5.2)	pts	(6.9)	pts
	Annualized investment book yield	2.7%	4.0%	3.3%	4.2%	(1.3)	pts	(0.9)	pts

	Loss and loss expense ratio	46.7%	42.8%	52.1%	45.9%	3.9	pts	6.2	pts
	Acquisition cost ratio	11.3%	11.5%	11.7%	11.3%	(0.2)	pts	0.4	pts
	General and administrative expense ratio	24.8%	21.9%	21.1%	18.9%	2.9	pts	2.2	pts

	Expense ratio	36.1%	33.4%	32.8%	30.2%	2.7	pts	2.6	pts

	Combined ratio	82.8%	76.2%	84.9%	76.1%	6.6	pts	8.8	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010	DECEMEBER 31, 2009
Revenues
Gross premiums written	$381,942	$378,445	$493,847	$504,163	$322,129
Net premiums written	$287,199	$302,169	$369,795	$433,292	$233,694

Net premiums earned	$342,804	$339,496	$338,924	$338,324	$330,481
Net investment income	50,168	59,479	65,594	68,902	73,252
Net realized investment (losses) gains	(3,738)	116,930	94,933	77,487	37,796
Net impairment charges recognized in earnings	—	—	—	(168)	(187)
Other income	—	—	616	297	373

Total revenues	$389,234	$515,905	$500,067	$484,842	$441,715

Expenses
Net losses and loss expenses:
Current year	$233,950	$228,362	$252,816	$297,246	$219,065
Prior years	(73,931)	(101,374)	(64,094)	(65,092) *	(77,662)

Total net losses and loss expenses	160,019	$126,988	$188,722	$232,154	$141,403
Acquisition costs	38,848	41,919	37,938	40,784	38,126
General and administrative expenses	85,134	69,871	68,089	63,463	72,212
Amortization and impairment of intangible assets	808	892	891	892	7,856
Interest expense	11,650	9,533	9,531	9,528	9,527
Foreign exchange loss (gain)	196	(1,387)	559	1,076	1,408

Total expenses	$296,655	$247,816	$305,730	$347,897	$270,532

Income before income taxes	$92,579	$268,089	$194,337	$136,945	$171,183
Income tax (benefit) expense	(207)	13,569	10,378	3,205	9,928

Net income	$92,786	$254,520	$183,959	$133,740	$161,255

GAAP Ratios
Loss and loss expense ratio	46.7%	37.4%	55.7%	68.6%	42.8%
Acquisition cost ratio	11.3%	12.3%	11.2%	12.1%	11.5%
General and administrative expense ratio	24.8%	20.6%	20.1%	18.8%	21.9%

Expense ratio	36.1%	32.9%	31.3%	30.9%	33.4%

Combined ratio	82.8%	70.3%	87.0%	99.5%	76.2%

Per Share Data
Basic earnings per share
Net income	$2.30	$5.59	$3.66	$2.67	$3.25
Operating income	$2.41	$3.15	$1.90	$1.23	$2.66
Diluted earnings per share
Net income	$2.13	$5.21	$3.47	$2.52	$3.05
Operating income	$2.24	$2.94	$1.80	$1.16	$2.49

*	Includes prior year reserve development of $73.9 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009
Revenues
Gross premiums written	$1,758,397	$1,696,345
Net premiums written	1,392,455	1,321,125

Net premiums earned	$1,359,548	$1,316,892
Net investment income	244,143	300,675
Net realized investment gains	285,612	126,352
Net impairment charges recognized in earnings	(168)	(49,577)
Other income	913	1,506

Total revenues	$1,890,048	$1,695,848

Expenses
Net losses and loss expenses:
Current year	$1,012,374	$852,053
Prior years	(304,491) *	(247,993)

Total net losses and loss expenses	707,883	604,060
Acquisition costs	159,489	148,847
General and administrative expenses	286,557	248,592
Amortization and impairment of intangible assets	3,483	11,051
Interest expense	40,242	39,019
Foreign exchange loss	444	748

Total expenses	$1,198,098	$1,052,317

Income before income taxes	$691,950	$643,531
Income tax expense	26,945	36,644

Net income	$665,005	$606,887

GAAP Ratios
Loss and loss expense ratio	52.1%	45.9%
Acquisition cost ratio	11.7%	11.3%
General and administrative expense ratio	21.1%	18.9%

Expense ratio	32.8%	30.2%

Combined ratio	84.9%	76.1%

Per Share Data
Basic earnings per share
Net income	$14.30	$12.26
Operating income	$8.56	$10.86
Diluted earnings per share
Net income	$13.32	$11.67
Operating income	$7.97	$10.34

*	Includes prior year reserve development of $313.3 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION
CURRENT QUARTER

THREE MONTHS ENDED DECEMBER 31, 2010	THREE MONTHS ENDED DECEMBER 31, 2009
Gross Premiums Written = $381,942	Gross Premiums Written = $322,129

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS
CURRENT QUARTER

THREE MONTHS ENDED DECEMBER 31, 2010	THREE MONTHS ENDED DECEMBER 31, 2009
Gross Premiums Written = $381,942	Gross Premiums Written = $322,129

*	Includes a small amount of energy business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION
YEAR TO DATE

YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Gross Premiums Written = $1,758,397	Gross Premiums Written = $1,696,345

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS
YEAR TO DATE

YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Gross Premiums Written = $1,758,397	Gross Premiums Written = $1,696,345

*	Includes a small amount of energy business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$196,287	$115,056	$70,599	$381,942
Net premiums written	$143,789	$73,973	$69,437	$287,199

Net premiums earned	$133,930	$81,764	$127,110	$342,804
Other income	$—	$—	$—	$—

Total revenues	$133,930	$81,764	$127,110	$342,804

Expenses
Net losses and loss expenses:
Current year	$93,180	$66,108	$74,662	$233,950
Prior years	(18,430)	(39,024)	(16,477)	(73,931)

Total net losses and loss expenses	$74,750	$27,084	$58,185	$160,019
Acquisition costs	16,902	(431)	22,377	38,848
General and administrative expenses	38,978	26,905	19,251	85,134

Total expenses	$130,630	$53,558	$99,813	$284,001

Underwriting income	$3,300	$28,206	$27,297	$58,803

Net investment income				50,168
Net realized investment losses				(3,738)
Net impairment charges recognized in earnings				—
Amortization and impairment of intangible assets				(808)
Interest expense				(11,650)
Foreign exchange loss				(196)

Income before income taxes				$92,579

GAAP Ratios
Loss and loss expense ratio	55.8%	33.1%	45.8%	46.7%
Acquisition cost ratio	12.6%	(0.5%)	17.6%	11.3%
General and administrative expense ratio	29.1%	32.9%	15.1%	24.8%

Expense ratio	41.7%	32.4%	32.7%	36.1%

Combined ratio	97.5%	65.5%	78.5%	82.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$169,116	$130,272	$22,741	$322,129
Net premiums written	$123,155	$87,827	$22,712	$233,694

Net premiums earned	$119,641	$92,464	$118,376	$330,481
Other income	$373	$—	$—	$373

Total revenues	$120,014	$92,464	$118,376	$330,854

Expenses
Net losses and loss expenses:
Current year	$83,047	$65,792	$70,226	$219,065
Prior years	(14,774)	(49,325)	(13,563)	(77,662)

Total net losses and loss expenses	$68,273	$16,467	$56,663	$141,403
Acquisition costs	15,806	(501)	22,821	38,126
General and administrative expenses	32,474	25,791	13,947	72,212

Total expenses	$116,553	$41,757	$93,431	$251,741

Underwriting income	$3,461	$50,707	$24,945	$79,113

Net investment income				73,252
Net realized investment gains				37,796
Net impairment charges recognized in earnings				(187)
Amortization and impairment of intangible assets				(7,856)
Interest expense				(9,527)
Foreign exchange loss				(1,408)

Income before income taxes				$171,183

GAAP Ratios
Loss and loss expense ratio	57.1%	17.8%	47.9%	42.8%
Acquisition cost ratio	13.2%	(0.5%)	19.3%	11.5%
General and administrative expense ratio	27.1%	27.9%	11.8%	21.9%

Expense ratio	40.3%	27.4%	31.1%	33.4%

Combined ratio	97.4%	45.2%	79.0%	76.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$729,267	$504,937	$524,193	$1,758,397
Net premiums written	551,063	319,083	522,309	$1,392,455

Net premiums earned	518,444	338,791	502,313	$1,359,548
Other income	913	—	—	$913

Total revenues	$519,357	$338,791	$502,313	$1,360,461

Expenses
Net losses and loss expenses:
Current year	$357,158	$340,737	$314,479	$1,012,374
Prior years	(59,641)*	(180,584)	(64,266)	(304,491)**

Total net losses and loss expenses	$297,517	$160,153	$250,213	$707,883
Acquisition costs	67,797	(460)	92,152	159,489
General and administrative expenses	128,556	94,226	63,775	286,557

Total expenses	$493,870	$253,919	$406,140	$1,153,929

Underwriting income	$25,487	$84,872	$96,173	$206,532

Net investment income				244,143
Net realized investment gains				285,612
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(3,483)
Interest expense				(40,242)
Foreign exchange loss				(444)

Income before income taxes				$691,950

GAAP Ratios
Loss and loss expense ratio	57.4%	47.3%	49.8%	52.1%
Acquisition cost ratio	13.1%	(0.1%)	18.3%	11.7%
General and administrative expense ratio	24.8%	27.8%	12.7%	21.1%

Expense ratio	37.9%	27.7%	31.0%	32.8%

Combined ratio	95.3%	75.0%	80.8%	84.9%

*	Includes prior year development of $68.5 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

**	Includes prior year development of $313.3 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$674,826	$555,944	$465,575	$1,696,345
Net premiums written	$493,067	$362,893	$465,165	$1,321,125

Net premiums earned	$447,491	$413,170	$456,231	$1,316,892
Other income	$1,506	$—	$—	$1,506

Total revenues	$448,997	$413,170	$456,231	$1,318,398

Expenses
Net losses and loss expenses:
Current year	$281,787	$297,518	$272,748	$852,053
Prior years	(70,424)	(139,456)	(38,113)	(247,993)

Total net losses and loss expenses	$211,363	$158,062	$234,635	$604,060
Acquisition costs	58,114	2,742	87,991	148,847
General and administrative expenses	115,797	84,390	48,405	248,592

Total expenses	$385,274	$245,194	$371,031	$1,001,499

Underwriting income	$63,723	$167,976	$85,200	$316,899

Net investment income				300,675
Net realized investment gains				126,352
Net impairment charges recognized in earnings				(49,577)
Amortization and impairment of intangible assets				(11,051)
Interest expense				(39,019)
Foreign exchange loss				(748)

Income before income taxes				$643,531

GAAP Ratios
Loss and loss expense ratio	47.2%	38.3%	51.4%	45.9%
Acquisition cost ratio	13.0%	0.7%	19.3%	11.3%
General and administrative expense ratio	25.9%	20.4%	10.6%	18.9%

Expense ratio	38.9%	21.1%	29.9%	30.2%

Combined ratio	86.1%	59.4%	81.3%	76.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONDENSED CONSOLIDATED BALANCE SHEETS

	DECEMBER 31, 2010	DECEMBER 31, 2009
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2010: $828,544 2009: $4,260,844)	$891,849	$4,427,072
Fixed maturity investments trading, at fair value	5,769,097	2,544,322
Other invested assets trading, at fair value	522,608	184,869

Total investments	7,183,554	7,156,263
Cash and cash equivalents	853,368	379,751
Insurance balances receivable	529,927	395,621
Prepaid reinsurance	187,287	186,610
Reinsurance recoverable	927,588	919,991
Accrued investment income	40,520	53,046
Net deferred acquisition costs	96,803	87,821
Goodwill	268,376	268,376
Intangible assets	56,876	60,359
Net balances receivable on purchases and sales of investments	—	184
Net deferred tax assets	19,740	21,895
Other assets	75,184	67,566

TOTAL ASSETS	$10,239,223	$9,597,483

LIABILITIES
Reserve for losses and loss expenses	$4,879,188	$4,761,772
Unearned premiums	962,203	928,619
Reinsurance balances payable	99,732	102,837
Net balances payable on purchases and sales of investments	318,570	—
Senior notes	797,700	498,919
Accounts payable and accrued liabilities	106,010	92,041

TOTAL LIABILITIES	$7,163,403	$6,384,188

SHAREHOLDERS’ EQUITY
Common shares, 2010: par value CHF 15.00 per share; 2009: par value $0.03 per share (2010: 40,003,642; 2009: 49,734,487 shares issued and 2010: 42,394,576; 2009: 49,734,487 shares outstanding)	600,055	1,492
Additional paid-in capital	170,239	1,359,934
Treasury shares, at cost (2010: 1,914,416; 2009: nil)	(112,811)	—
Retained earnings	2,361,202	1,702,020
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	57,135	149,849

TOTAL SHAREHOLDERS’ EQUITY	3,075,820	3,213,295

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,239,223	$9,597,483

Book value per share	$80.75	$64.61
Diluted book value per share	$74.29	$59.56

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	DECEMBER 31, 2010		SEPTEMBER 30, 2010		JUNE 30, 2010		MARCH 31, 2010		DECEMBER 31, 2009
	FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE
FAIR VALUE
Fixed maturities available for sale	$891,849	11.1%	$1,570,144	19.4%	$2,755,934	34.6%	$3,227,889	41.1%	$4,427,072	58.7%
Fixed maturities trading	5,769,097	71.8%	5,231,358	64.7%	4,275,893	53.7%	3,868,044	49.2%	2,544,322	33.8%
Other invested assets trading	522,608	6.5%	450,015	5.6%	388,761	4.9%	261,930	3.4%	184,869	2.5%
Cash and cash equivalents	853,368	10.6%	831,444	10.3%	543,895	6.8%	497,574	6.3%	379,751	5.0%

Total	$8,036,922	100.0%	$8,082,961	100.0%	$7,964,483	100.0%	$7,855,437	100.0%	$7,536,014	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government and agencies	$1,321,673	16.5%	$1,206,987	14.9%	$1,769,987	22.2%	$2,065,913	26.3%	$1,378,565	18.3%
Non-U.S. government securities	266,177	3.3%	388,262	4.8%	386,786	4.9%	395,558	5.0%	511,001	6.8%
Corporate securities	2,526,550	31.4%	2,539,994	31.5%	2,392,033	30.0%	2,337,172	29.8%	2,584,585	34.3%
State, municipalities and political subdivisions	245,614	3.1%	240,348	3.0%	249,010	3.1%	231,694	2.9%	243,218	3.2%
Mortgage-backed securities	1,751,883	21.8%	1,749,598	21.6%	1,564,077	19.7%	1,590,033	20.2%	1,721,254	22.8%
Asset-backed securities	549,049	6.8%	676,313	8.3%	669,934	8.4%	475,563	6.1%	532,771	7.1%

Fixed income sub-total	6,660,946	82.9%	6,801,502	84.1%	7,031,827	88.3%	7,095,933	90.3%	6,971,394	92.5%
Hedge funds	347,632	4.3%	328,275	4.1%	319,592	4.0%	242,135	3.1%	184,725	2.5%
Equity securities	174,976	2.2%	121,740	1.5%	69,169	0.9%	19,795	0.3%	144	0.0%
Cash & cash equivalents	853,368	10.6%	831,444	10.3%	543,895	6.8%	497,574	6.3%	379,751	5.0%

Total	$8,036,922	100.0%	$8,082,961	100.0%	$7,964,483	100.0%	$7,855,437	100.0%	$7,536,014	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,321,673	19.9%	$1,206,987	17.8%	$1,769,987	25.2%	$2,065,913	29.1%	$1,378,565	19.8%
AAA/Aaa	2,677,441	40.2%	2,968,935	43.7%	2,754,502	39.2%	2,600,412	36.6%	3,076,133	44.1%
AA/Aa	622,446	9.3%	562,112	8.3%	580,084	8.2%	635,938	9.0%	684,291	9.8%
A/A	1,259,295	18.9%	1,404,202	20.6%	1,327,374	18.9%	1,265,421	17.8%	1,347,557	19.3%
BBB/Baa	523,577	7.9%	366,685	5.4%	336,284	4.8%	296,284	4.2%	318,253	4.6%
BB	28,050	0.4%	30,707	0.5%	28,172	0.4%	20,016	0.3%	34,843	0.5%
B/B	52,793	0.8%	63,892	0.8%	59,795	0.8%	42,533	0.6%	24,393	0.4%
CCC+ and below	175,671	2.6%	197,982	2.9%	175,629	2.5%	169,416	2.4%	107,359	1.5%

Total	$6,660,946	100.0%	$6,801,502	100.0%	$7,031,827	100.0%	$7,095,933	100.0%	$6,971,394	100.0%

STATISTICS
Annualized book yield, year to date	3.3%		3.4%		3.6%		3.7%		4.2%
Duration*	2.7 years		2.5 years		2.6 years		3.5 years		3.0 years
Average credit quality (S&P)	AA		AA		AA		AA		AA

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
DECEMBER 31, 2010

		AVERAGE	PORTFOLIO
	FAIR VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$853,368	AAA	10.6%
U.S. government securities	1,154,201	AAA	14.4%
U.S. government agencies	167,472	AAA	2.1%
Non-U.S. government securities	266,177	AAA	3.3%
Mortgage-backed securities:
Agency MBS	1,195,905	AAA	14.9%
Non-agency RMBS	164,913	AA-	2.0%
Non-agency RMBS — Non investment grade strategy	207,022	B-	2.6%
CMBS	184,043	AAA	2.3%
Total mortgage-backed securities	1,751,883		21.8%
Corporate securities:
Financials	1,334,617	AA-	16.6%
Industrials	958,734	A-	11.9%
Utilities	233,199	BBB+	2.9%
Total corporate securities	2,526,550		31.4%
Asset-backed securities
Credit cards	28,905	AAA	0.4%
Auto receivables	84,105	AAA	1.0%
Student Loans	177,860	AAA	2.2%
Collateralized loan obligations	186,204	AA	2.3%
Other	71,975	AAA	0.9%
Total asset-backed securities	549,049		6.8%
State, municipalities and political subdivisions	245,614	AA	3.1%
Hedge Funds	347,632	N/A	4.3%
Equities	174,976	N/A	2.2%

Total Investment Portfolio	$8,036,922		100.0%

TOP 10 CORPORATE EXPOSURES

		PORTFOLIO
CORPORATE	FAIR VALUE	PERCENTAGE
General Electric Co	$77,194	1.0%
Citigroup Inc	65,264	0.8%
JPMorgan Chase & Co	64,775	0.8%
Wells Fargo & Co	60,523	0.8%
Credit Suisse Group AG	50,891	0.6%
Morgan Stanley	49,457	0.6%
AT&T Inc	48,305	0.6%
Verizon Communications Inc	46,903	0.6%
Bank of America Corp	44,544	0.6%
Bank of Nova Scotia	37,763	0.5%

			LONG	SHORT
	FAIR VALUE	UNFUNDED	EXPOSURE(1)	EXPOSURE(2)	GROSS	NET
HEDGE FUND TYPE	DECEMBER 31, 2010	COMMITMENTS	(% OF FUNDED)	(% OF FUNDED)	EXPOSURE(3)	EXPOSURE(4)
Private equity funds	$29,004	$85,580	100%	0%	100%	100%
Distressed	69,041	37,218	68%	8%	76%	60%
Equity long/short	91,353	—	97%	51%	148%	46%
Multi-strategy	105,357	—	104%	52%	156%	52%
Event driven	52,877	—	99%	70%	169%	29%

Total hedge funds	$347,632	$122,798

(1)	Long exposure represents the ratio of the fund’s equity to investments in securities (over 100% may denote explicit borrowing).

(2)	Short exposure represents the ratio of the fund’s equity to securities sold short.

(3)	Gross exposure is the addition of the long and short exposures.

(4)	Net exposure is the subtraction of the short exposure from the long exposure.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
DECEMBER 31, 2010
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$—	$7,458	$31,739	$12,748	$7,355	$59,300	25.1%
2006	—	6,341	2,539	—	—	15,113	40,353	—	31,618	95,964	21.7%
2005 and prior	15,853	503	311	—	—	8,422	15,862	10,807	—	51,758	26.8%

Total*	$15,853	$6,844	$2,850	$—	$—	$30,993	$87,954	$23,555	$38,973	$207,022	23.9%

*	Included in the above is fair value of $5.0 million of subprime mortgages with an average rating of B-.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$—	$—	$923	$901	$—	$1,824	2.2%
2006	118	—	8,969	—	—	1,894		—	—	10,981	13.7%
2005 and prior	106,620	7,636	5,908	—	17,769	12,998	1,177	—	—	152,108	11.5%

Total*	$106,738	$7,636	$14,877	$—	$17,769	$14,892	$2,100	$901	$—	$164,913	11.5%

*	Included in the above is fair value of $0.2 million of subprime mortgages with an average rating of AA+.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2010	$30,057	$—	$—	$—	$—	$—	$—	$—	$—	$30,057	56.1%
2009	—	—	—	—	—	—	—	—	—	—	0.0%
2008	6,541	—	—	—	—	—	—	—	—	6,541	29.3%
2007	3,777	—	—	—	—	—	—	—	—	3,777	77.4%
2006	41,166	—	—	408	—	—	—	—	—	41,574	34.8%
2005 and prior	102,094	—	—	—	—	—	—	—	—	102,094	17.6%

Total	$183,635	$—	$—	$408	$—	$—	$—	$—	$—	$184,043	29.4%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT DECEMBER 31, 2010
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$213,574	$374,105	$372,707	$960,386
IBNR (net of reinsurance recoverable)	821,531	1,321,593	848,090	2,991,214

Total	$1,035,105	$1,695,698	$1,220,797	$3,951,600

IBNR/Total reserves (net of reinsurance recoverable)	79.4%	77.9%	69.5%	75.7%

	AT DECEMBER 31, 2009
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$183,376	$388,882	$313,239	$885,497
IBNR (net of reinsurance recoverable)	718,492	1,401,231	836,561	2,956,284

Total	$901,868	$1,790,113	$1,149,800	$3,841,781

IBNR/Total reserves (net of reinsurance recoverable)	79.7%	78.3%	72.8%	77.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,
	2010	2010	2010	2010	2009
Senior notes	$797,700	$499,017	$498,984	$498,951	$498,919
Shareholders’ equity	3,075,820	3,341,314	3,468,543	3,338,807	3,213,295

Total capitalization	$3,873,520	$3,840,331	$3,967,527	$3,837,758	$3,712,214

Leverage ratios
Debt to total capitalization	20.6%	13.0%	12.6%	13.0%	13.4%

Closing shareholders’ equity	$3,075,820	$3,341,314	$3,468,543	$3,338,807	$3,213,295
Deduct: accumulated other comprehensive income	(57,135)	(111,760)	(138,245)	(142,284)	(149,849)

Adjusted shareholders’ equity	$3,018,685	$3,229,554	$3,330,298	$3,196,523	$3,063,446

Net premiums written (trailing 12 months)	$1,392,455	$1,338,950	$1,357,737	$1,349,380	$1,321,125
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.46	0.41	0.41	0.42	0.43

Total investments and cash & cash equivalents	$8,036,922	$8,082,961	$7,964,483	$7,855,437	$7,536,014
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.66	2.50	2.39	2.46	2.46

Reserve for losses and loss expenses	$4,879,188	$4,889,825	$4,920,435	$4,853,359	$4,761,772
Deduct: reinsurance recoverable	(927,588)	(939,956)	(932,435)	(920,480)	(919,991)

Net reserve for losses and loss expenses	$3,951,600	$3,949,869	$3,988,000	$3,932,879	$3,841,781
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.31	1.22	1.20	1.23	1.25

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL — YEAR TO DATE

				Maximum Dollar Value (or
	Total Number of Shares	Average Price Paid		Approximate Dollar Value) of
Period	Purchased	per Share	Total Actual Cost	Shares that May Yet Be Purchased
April 1-30, 2010	—	$—	$—	$—
May 1-31, 2010	666,700	44.75	29,832	470,168
June 1-30, 2010	414,341	46.48	19,257	450,911

Total June 30, 2010	1,081,041	$45.41	$49,089	$450,911

July 1-31, 2010	855,987	$47.43	$40,604	$410,307
August 1-31, 2010	881,971	50.12	44,207	366,100
September 1-30, 2010	580,327	53.61	31,109	334,991

Total September 30, 2010	2,318,285	$50.00	$115,920	$334,991

October 1-31, 2010	215,549	$57.01	$12,288	$322,703
November 1-30, 2010	585,238	59.24	34,669	288,034
December 1-31, 2010	451,166	60.20	27,161	260,873

Total December 31, 2010	1,251,953	$59.20	$74,118	$260,873

Year to date December 31, 2010	4,651,279	$51.41	$239,127

	CUMULATIVE	CUMULATIVE		CUMULATIVE
	JUNE 30, 2010	SEPTEMBER 30, 2010		DECEMBER 31, 2010
Effect of share repurchases:
Aggregate cost of shares repurchased	$49,089	$415,009	(1)	$674,575	(1), (2)
Shares repurchased	1,081,041	8,399,326	(1)	12,811,072	(1), (2)

Average price per share repurchased	$45.41	$49.41		$52.66
Estimated net accretive impact on basic book value per common share	$0.53	$4.86		$7.07

Estimated net accretive impact on dilutive book value per common share	$0.40	$3.54		$5.11

(1)	Includes the repurchase of 5,000,000 non-voting common shares from affiliates of The Goldman Sachs Group, Inc. for $250,000.

(2)	Includes the repurchase of 3,159,793 non-voting common shares from affiliates of The Goldman Sachs Group, Inc. for $185,448.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009
Net income	$92,786	$254,520	$183,959	$133,740	$161,255
Add after tax affect of:
Net realized investment losses (gains)	4,306	(109,581)	(88,850)	(73,602)	(37,796)
Net impairment charges recognized in earnings	—	—	—	109	187
Impairment of intangible assets	—	—	—	—	6,866
Foreign exchange loss (gain)	196	(1,387)	559	1,076	1,408

Operating income	$97,288	$143,552	$95,668	$61,323	$131,920

Weighted average common shares outstanding
Basic	40,291,620	45,544,060	50,222,974	50,023,816	49,662,575
Diluted	43,501,068	48,839,991	52,974,410	53,115,756	52,880,733

Basic per share data
Net income	$2.30	$5.59	$3.66	$2.67	$3.25
Add after tax affect of:
Net realized investment losses (gains)	0.11	(2.41)	(1.77)	(1.47)	(0.76)
Net impairment charges recognized in earnings	—	—	—	—	—
Impairment of intangible assets	—	—	—	—	0.14
Foreign exchange loss (gain)	—	(0.03)	0.01	0.03	0.03

Operating income	$2.41	$3.15	$1.90	$1.23	$2.66

Diluted per share data
Net income	$2.13	$5.21	$3.47	$2.52	$3.05
Add after tax affect of:
Net realized investment losses (gains)	0.10	(2.24)	(1.68)	(1.38)	(0.72)
Net impairment charges recognized in earnings	—	—	—	—	—
Impairment of intangible assets	—	—	—	—	0.13
Foreign exchange loss (gain)	0.01	(0.03)	0.01	0.02	0.03

Operating income	$2.24	$2.94	$1.80	$1.16	$2.49

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009
Net income	$665,005	$606,887
Add after tax affect of:
Net realized investment gains	(267,727)	(126,352)
Net impairment charges in earnings	109	49,577
Impairment of intangible assets	—	6,866
Foreign exchange loss	444	748

Operating income	$397,831	$537,726

Weighted average common shares outstanding
Basic	46,491,279	49,503,438
Diluted	49,913,317	51,992,674

Basic per share data
Net income	$14.30	$12.26
Add after tax affect of:
Net realized investment gains	(5.75)	(2.55)
Net impairment charges in earnings	—	1.00
Impairment of intangible assets	—	0.14
Foreign exchange loss	0.01	0.01

Operating income	$8.56	$10.86

Diluted per share data
Net income	$13.32	$11.67
Add after tax affect of:
Net realized investment gains	(5.36)	(2.43)
Net impairment charges in earnings	—	0.96
Impairment of intangible assets	—	0.13
Foreign exchange loss	0.01	0.01

Operating income	$7.97	$10.34

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010	DECEMBER 31, 2009
Opening shareholders’ equity	$3,341,314	$3,468,543	$3,338,807	$3,213,295	$3,078,894
Deduct: accumulated other comprehensive income	(111,760)	(138,245)	(142,284)	(149,849)	(185,043)

Adjusted opening shareholders’ equity	$3,229,554	$3,330,298	$3,196,523	$3,063,446	$2,893,851

Closing shareholders’ equity	$3,075,820	$3,341,314	$3,468,543	$3,338,807	$3,213,295
Deduct: accumulated other comprehensive income	(57,135)	(111,760)	(138,245)	(142,284)	(149,849)

Adjusted closing shareholders’ equity	$3,018,685	$3,229,554	$3,330,298	$3,196,523	$3,063,446

Average shareholders’ equity	$3,124,120	$3,279,926	$3,263,411	$3,129,985	$2,978,649

Net income available to shareholders	$92,786	$254,520	$183,959	$133,740	$161,255
Annualized net income available to shareholders	371,144	1,018,080	735,836	534,960	645,020

Annualized return on average shareholders’ equity — net income available to shareholders	11.9%	31.0%	22.5%	17.1%	21.7%

Operating income available to shareholders	$97,288	$143,552	$95,668	$61,323	$131,920
Annualized operating income available to shareholders	389,152	574,208	382,672	245,292	527,680

Annualized return on average shareholders’ equity — operating income available to shareholders	12.5%	17.5%	11.7%	7.8%	17.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009
Opening shareholders’ equity	$3,213,295	$2,416,862
Deduct: accumulated other comprehensive income	(149,849)	(105,632)

Adjusted opening shareholders’ equity	$3,063,446	$2,311,230

Closing shareholders’ equity	$3,075,820	$3,213,295
Deduct: accumulated other comprehensive income	(57,135)	(149,849)

Adjusted closing shareholders’ equity	$3,018,685	$3,063,446

Average shareholders’ equity	$3,041,066	$2,687,338

Net income available to shareholders	$665,005	$606,887

Annualized return on average shareholders’ equity — net income available to shareholders	21.9%	22.6%

Operating income available to shareholders	$397,831	$537,726

Annualized return on average shareholders’ equity — operating income available to shareholders	13.1%	20.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
DILUTED BOOK VALUE PER SHARE

	DECEMBER 31,	DECEMBER 31,
	2010	2009
Price per share at period end	$59.44	$46.07

Total shareholders’ equity	$3,075,820	$3,213,295

Basic common shares outstanding	38,089,226	49,734,487

Add: unvested restricted share units	571,178	915,432

Add: performance based equity awards	1,440,017	1,583,237

Add: employee purchase plan	10,576	—

Add: dilutive options/warrants outstanding	3,272,739	6,805,157
Weighted average exercise price per share	$35.98	$34.44
Deduct: options bought back via treasury method	(1,980,884)	(5,087,405)

Common shares and common share equivalents outstanding	41,402,852	53,950,908

Basic book value per common share	$80.75	$64.61
Year-to-date percentage increase in basic book value per common share	25.0%

Diluted book value per common share	$74.29	$59.56
Year-to-date percentage increase in dilutive book value per common share	24.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2009	DECEMBER 31, 2010	DECEMBER 31, 2009
Net investment income	$50,168	$73,252	$244,143	$300,675
Deduct: annual and non-recurring items	—	—	6,438	880

Net investment income, recurring	$50,168	$73,252	$237,705	$299,795

Annualized net investment income, recurring	$200,672	$293,008	$237,705	$299,795

Add: annual and non-recurring items	—	—	6,438	880

Normalized net investment income	$200,672	$293,008	$244,143	$300,675

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,529,858	$6,815,658	$6,792,563	$5,872,031
Other invested assets, available for sale, cost	—	—	—	89,229
Equity securities, cost	117,599	46	309	21,493
Other invested assets, at cost	322,486	168,704	184,237	100,198
Cash and cash equivalents	831,444	345,954	379,751	706,267
Net balances on purchases and sales of investments	(307,140)	(110,040)	184	12,371

Opening aggregate invested assets	$7,494,247	$7,220,322	$7,357,044	$6,801,589

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,542,867	$6,792,563	$6,542,867	$6,792,563
Other invested assets, available for sale, cost	—	—	—	—
Equity securities, cost	160,513	309	160,513	309
Other invested assets, cost	331,772	184,237	331,772	184,237
Cash and cash equivalents	853,368	379,751	853,368	379,751
Net balances on purchases and sales of investments	(318,570)	184	(318,570)	184

Closing aggregate invested assets	$7,569,950	$7,357,044	$7,569,950	$7,357,044

Average aggregate invested assets	$7,532,099	$7,288,683	$7,463,497	$7,079,317

Annualized investment book yield	2.7%	4.0%	3.3%	4.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	NINE MONTHS ENDED	SIX MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2010	JUNE 30, 2010	MARCH 31, 2010
Net investment income	$59,479	$134,496	$68,902
Deduct: annual and non-recurring items	6,438	—	—

Net investment income, recurring	$53,041	$134,496	$68,902

Annualized net investment income, recurring	$212,164	$268,992	$275,608

Add: annual and non-recurring items	6,438	—	—

Normalized net investment income	$218,602	$268,992	$275,608

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,804,813	$6,792,563	$6,792,563
Other invested assets, available for sale, cost	—	—	—
Equity securities, cost	73,786	309	309
Other invested assets, at cost	315,906	184,237	184,237
Cash and cash equivalents	543,895	379,751	379,751
Net balances on purchases and sales of investments	(26,107)	184	184

Opening aggregate invested assets	$7,712,293	$7,357,044	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,529,858	$6,804,813	$6,896,718
Other invested assets, available for sale, cost	—	—	—
Equity securities, cost	117,599	73,786	19,826
Other invested assets, at cost	322,486	315,906	237,285
Cash and cash equivalents	831,444	543,895	497,574
Net balances on purchases and sales of investments	(307,140)	(26,107)	(172,797)

Closing aggregate invested assets	$7,494,247	$7,712,293	$7,478,606

Average aggregate invested assets	$7,603,270	$7,534,669	$7,417,825

Annualized investment book yield	2.9%	3.6%	3.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL STATEMENT PORTFOLIO RETURN

	THREE MONTHS ENDED	YEAR ENDED
	DECEMBER 31, 2010	DECEMBER 31, 2010
Net investment income	$50,168	$244,143
Net realized investment gains	$(3,738)	$285,612

Opening net unrealized gains on investments:
Net unrealized gains on fixed maturities	$170,160 *	$166,187
Net unrealized (losses)/gains on foreign exchange	(3,270)	41

Opening net unrealized gains on investments	$166,890	$166,228

Closing net unrealized gains on investments:
Net unrealized gains on fixed maturities	$109,060 *	$109,060 *
Net unrealized losses on foreign exchange	(3,866)	(3,866)

Closing net unrealized gains on investments	$105,194	$105,194

Net investment income, realized gains and unrealized gains	$(15,266)	$468,721

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$1,570,144	$4,427,072
Fixed maturities trading	5,231,358	2,544,322
Other invested assets trading	450,015	184,869
Cash and cash equivalents	831,444	379,751

Total investments and cash	8,082,961	7,536,014
Net balances on purchases and sales of investments	(307,140)	184

Opening aggregate invested assets, at fair value	$7,775,821	$7,536,198

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$891,849	$891,849
Fixed maturities trading	5,769,097	5,769,097
Other invested assets trading	522,608	522,608
Cash and cash equivalents	853,368	853,368

Total investments and cash	8,036,922	8,036,922
Net balances on purchases and sales of investments	(318,570)	(318,570)

Closing aggregate invested assets, at fair value	$7,718,352	$7,718,352

Average invested assets	$7,747,087	$7,627,275

Financial statement portfolio return	(0.2)%	6.1%

*	Excludes reclassification of net unrealized gains of $41,889 related to the adoption of ASU 2010-11.

Note: net investment income, net realized gains/losses and change in unrealized gains/losses are disclosed on a pre-tax basis.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The Company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 23 and 24 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 25 and 26 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 23 and 24 for the reconciliation of net income to operating income and pages 25 and 26 for the reconciliation of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 27 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 28 and 29 for calculation of annualized investment book yield.